Exhibit 10.48

SYMPHONY CHANGE REQUEST (SCR) FORM – FOR THE MASTER SERVICES AGREEMENT

VENDOR:  Symphony Service Corp.

ACCOUNT:  Lawson Software Americas, Inc.

Priority:	☐ URGENT	☐ HIGH	☐ MEDIUM	☐ LOW

Requestor’s Name:  Curt Olson

Phone #:	Fax #:

Email:	Pager #:

Requested Implementation Due Date:

Request Type:

☐ New Functionality (i.e.; a new functionality or process is required.)

☐ Enhancement (i.e.; change to an existing functionality or process.)

☒ Other

This SCR is issued pursuant to and incorporates the terms of the Master Services Agreement dated September 25, 2009 (the “Agreement”) between Lawson Software Americas, Inc. (“Client”) and Symphony Service Corp. (“Symphony”).

The parties agree to be bound by the terms herein.

Description

1.  The parties hereby agree to renew the Agreement for one additional year. The Agreement shall now end May 31, 2011.

ACCEPTED BY:		ACCEPTED BY:

Symphony Service Corp.		Lawson Software Americas, Inc.

By:	/s/ Alan Harlan	By:	/s/ Curt Olson
Authorized Signature		Authorized Signature

Name:	Alan Harlan	Name:	Curt Olson
Print Name		Print Name

Title:	President. PLM	Title:	Director – Global Sourcing

Date:	May 10, 2010	Date:	May 10, 2010